[Logo]                                                        SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          OCTOBER 31, 1996

MFS{R) BOND FUND

[Graphic Omitted]

AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND", (see page 31)

TABLE OF CONTENTS
Letter from the Chairman ...................................................  1
Portfolio Manager's Overview ...............................................  3
Portfolio Manager's Profile ................................................  4
Performance Summary ........................................................  5
Fund Facts .................................................................  6
Portfolio Concentration ....................................................  6
Portfolio of Investments ...................................................  7
Financial Statements ....................................................... 14
Notes to Financial Statements .............................................. 21
Independent Auditors' Report ............................................... 30
MFS Family of Funds ........................................................ 32
Trustees and Officers ...................................................... 33

   HIGHLIGHTS

   * FOR THE SIX MONTHS ENDED OCTOBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 6.41%, CLASS B SHARES 6.00%, AND CLASS C SHARES 6.05%.

   * THE FUND HAS BENEFITED FROM ITS OVERWEIGHTING IN CORPORATE SECURITIES AND A MODERATE EXPOSURE TO NON-DOLLAR FIXED-INCOME MARKETS.

   * THE FUND'S WEIGHTINGS IN INVESTMENT-GRADE CORPORATE SECURITIES VARIED FROM 40% TO 60% OF THE PORTFOLIO, MORE THAN 50% HIGHER THAN BOTH THE COMPETITIVE UNIVERSE AND THE FUND'S NORMAL POSITION.

   * AN OVERWEIGHTED POSITION IN THE AIRLINE SECTOR CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE, AS THIS WAS THE BEST PERFORMING SECTOR OF THE INVESTMENT-GRADE CORPORATE BOND MARKET.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

  As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. This unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, increasing wages. However, very recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets, while subduing the capital spending plans of American corporations. While economic growth should continue, we expect some slackening toward the end of the year.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti-inflationary stance. Through the middle of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by a downward bias in interest rates.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Portfolio Manager's Overview, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,
/s/A. Keith Brodkin
  -----------------------
   A. Keith Brodkin
   Chairman and President

November 12, 1996

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Geoffrey L. Kurinsky]

Dear Shareholders:

  Following a sharp increase in interest rates earlier in 1996, interest rates moved lower during the past six months, resulting in strong performance for the fixed-income markets. After peaking at around 7% in May, interest rates on 10-year Treasury notes fell to 6.25% by the end of October as the market's fears of a runaway economy and resulting inflationary pressures receded.

  For the six months ended October 31, 1996, Class A shares of the Fund provided a total return of 6.41%, Class B shares 6.00%, and Class C shares 6.05%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. All classes of shares outperformed the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), which returned 5.39% over the same period. The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasury and government agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations. The performance of the Fund also compared favorably to the 5.73% average return of other Corporate Debt BBB funds with similar objectives as defined by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

  The Fund's strong performance during the past six months resulted from its overweighting in corporate securities, and a moderate exposure to non-dollar fixed-income markets. As is typical in periods of strong economic activity, the 6.14% return of investment-grade corporate securities outperformed Treasury securities, which returned 5.05% during the period. (Note that principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The Fund's weightings in investment-grade corporate securities varied from 40% to 60% of the portfolio, which is more than 50% higher than both the competitive universe and the Fund's normal position. The Fund was also helped by its 15% to 20% exposure to the high-yield corporate market, which turned in a strong performance during the period.

  In terms of specific sectors, the Fund's overweighted position in the airline sector, the best performing sector of the investment-grade corporate bond market, contributed to its strong performance. The three largest domestic carriers, Delta Airlines, United Airlines, and AMR Corp., in all of which the Fund has maintained significant exposures, continue to benefit from the pickup in economic activity and a 10% to 20% increase in airline fares.

  The Fund's exposure to the cable/media sector was a drag on performance during the period. The sector had the worst returns of the investment-grade corporate bond market. The Fund's largest holding, TeleCommunications Inc., underperformed, as the Standard & Poor's Rating Agency has threatened to return its bond rating to below- investment-grade status. We have retained our position in this company based on our view that a downgrade is already reflected in current pricing. If the investment-grade ratings are affirmed, there is the potential for significant price appreciation.

  As the U.S. economy prospered, the economic fortunes of our major trading partners overseas continued to stumble due to economic stagnation. The Fund benefited from its 9% position in non- dollar securities as central banks overseas provided the required remedy of lower interest rates. For the period, the J.P. Morgan Non-Dollar Index (an unmanaged aggregate index of actively traded government bonds issued from 12 countries, excluding the United States, with remaining maturities of at least one year) provided a return of 6.57%.

  Looking forward, we are maintaining our significant exposure to both the investment-grade and high-yield corporate bond markets based on our outlook for continued steady economic growth into 1997. With recent signs of a pickup in economic activity among our major trading partners, we are currently reviewing our exposure to the non-dollar fixed-income markets. If we see further signs of strength, we will consider reducing our current 9% commitment to these markets.

Respectfully,

/s/Geoffrey L. Kurinsky
   --------------------
   Geoffrey L. Kurinsky
   Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   GEOFFREY L. KURINSKY IS A SENIOR VICE PRESIDENT OF MASSACHUSETTS FINANCIAL SERVICES AND PORTFOLIO MANAGER OF MFS BOND FUND AND MFS LIMITED MATURITY FUND. HE ALSO MANAGES THE U.S. HIGH-GRADE FIXED-INCOME PORTIONS OF MFS TOTAL RETURN FUND AND MFS WORLD ASSET ALLOCATION FUND. HE JOINED MFS AS A PORTFOLIO MANAGER IN THE FIXED INCOME DEPARTMENT IN 1987 AND WAS NAMED A VICE PRESIDENT IN JANUARY 1990 AND A SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND HOLDS AN M.B.A. IN FINANCE FROM BOSTON UNIVERSITY.

PERFORMANCE SUMMARY

Because mutual funds like MFS Bond Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class C shares for the applicable time periods.


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                   6 Months      1 Year     5 Years    10 Years
-------------------------------------------------------------------------------
Cumulative Total Return              +6.41%      +5.84%     +50.64%    +533.30%
-------------------------------------------------------------------------------
Average Annual Total Return            --        +5.84%     + 8.54%    +  8.70%
-------------------------------------------------------------------------------
SEC Results                            --        +0.79%     + 7.49%    +  8.17%
-------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                   6 Months      1 Year     5 Years    10 Years
-------------------------------------------------------------------------------
Cumulative Total Return              +6.00%      +5.04%     +47.00%    +517.75%
-------------------------------------------------------------------------------
Average Annual Total Return            --        +5.04%     + 8.01%    +  8.43%
-------------------------------------------------------------------------------
SEC Results                            --        +1.11%     + 7.73%    +  8.43%
-------------------------------------------------------------------------------
CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                   6 Months      1 Year     5 Years    10 Years
-------------------------------------------------------------------------------
Cumulative Total Return              +6.05%      +5.05%     +47.48%    +522.90%
-------------------------------------------------------------------------------
Average Annual Total Return            --        +5.05%     + 8.08%    +  8.47%
-------------------------------------------------------------------------------
SEC Results                            --        +4.07%     + 8.08%    +  8.47%
-------------------------------------------------------------------------------

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

  Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. See the prospectus for details.

  Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

  FUND FACTS

  STRATEGY:               THE FUND SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT
                          INCOME AS IS BELIEVED TO BE CONSISTENT WITH PRUDENT
                          INVESTMENT RISK. THE SECONDARY OBJECTIVE OF THE FUND
                          IS TO PROTECT SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  MAY 8, 1974

  SIZE:                   $676.2 MILLION NET ASSETS AS OF OCTOBER 31, 1996



PORTFOLIO CONCENTRATION
AS OF OCTOBER 31, 1996

LARGEST SECTORS

Investment Grade Corporates                   47%
Non-dollar                                     9%
Other                                          7%
U.S Treasuries                                 7%
Mortgage Backed                               10%
High-Yield Corporates                         20%

PORTFOLIO OF INVESTMENTS - October 31, 1996
Bonds - 97.9%
------------------------------------------------------------------------------
S&P
Bond Rating                                     Principal Amount
(Unaudited)    Issuer                              (000 Omitted)         Value
------------------------------------------------------------------------------
               U.S. Bonds - 88.8%
                 Aerospace - 1.1%
A-                 McDonnell Douglas Corp.,
                     6.875s, 2006                        $ 5,000  $  4,959,100
BBB-               Northop-Grumman Corp.,
                     9.375s, 2024                          2,200     2,469,500
                                                                  ------------
                                                                  $  7,428,600
------------------------------------------------------------------------------
                 Airlines - 5.5%
BB+                AMR Corp., 9.75s, 2021                $ 2,000  $  2,433,380
BB                 Airplane Pass-Through
                     Trust (GPA Group Lease),
                     10.875s, 2019                         1,500     1,627,500
BBB                Continental Airlines,
                     Inc., 9.5s, 2013                      4,500     5,058,810
NR                 Continental Airlines,
                     Inc., 10.22s, 2014##                  1,500     1,765,888
BB+                Delta Airlines, Inc.,
                     8.5s, 2002                            3,000     3,201,840
BB+                Delta Airlines, Inc.,
                     10.375s, 2022                         3,250     4,116,092
A                  Jet Equipment Trust, "B",
                     8.64s, 2012##                         2,066     2,255,925
BBB                Jet Equipment Trust, "C",
                     10.69s, 2015##                        2,390     2,903,730
BB+                Jet Equipment Trust, "D",
                     11.44s, 2014##                        3,500     4,103,155
BBB+               Qantas Airways, Ltd.,
                     7.5s, 2003##                          3,225     3,312,914
BB                 United Airlines, 9.125s, 2012           1,500     1,648,110
BB+                United Airlines, 7.27s, 2013            3,000     2,904,780
A+                 USAir, Inc., 6.76s, 2008                1,948     1,906,679
                                                                  ------------
                                                                  $ 37,238,803
------------------------------------------------------------------------------
                 Automotive - 2.3%
A-                 Auburn Hills Trust, 12s, 2020         $ 3,000  $  4,524,720
BB-                Lear Corp., 9.5s, 2006                  6,500     6,825,000
BB+                Mark IV Industries, Inc.,
                     7.75s, 2006                           4,500     4,235,625
                                                                  ------------
                                                                  $ 15,585,345
------------------------------------------------------------------------------
                 Building - 1.9%
BBB-               Owens-Corning Fiberglass
                     Corp., 8.875s, 2002                 $ 5,650  $  6,165,506
NR                 Owens-Corning Fiberglass
                     Corp. (Toledo),
                     9.9s, 2015##                          1,500     1,663,125
BB                 USG Corp., 9.25s, 2001                  4,440     4,689,750
                                                                  ------------
                                                                  $ 12,518,381
------------------------------------------------------------------------------
                 Chemicals - 0.8%
BBB                FMC Corp., 7.75s, 2011                $ 5,000  $  5,200,000
------------------------------------------------------------------------------
                 Commercial Services - 2.1%
BB+                Loewen Group, Inc., 7.5s, 2001        $ 9,775  $  9,858,870
BB+                Loewen Group, Inc., 7.75s, 2001##       4,000     4,065,000
                                                                  ------------
                                                                  $ 13,923,870
------------------------------------------------------------------------------
                 Consumer Goods and Services - 0.6%
BBB-               Fingerhut Cos., Inc.,
                     7.375s, 1999##                      $ 1,600  $  1,614,000
BBB+               Tupperware Financial BV,
                     7.25s, 2006                           2,200     2,238,500
                                                                  ------------
                                                                  $  3,852,500
------------------------------------------------------------------------------
                 Corporate Asset Backed - 1.6%
BBB                BCF LLC, 7.75s, 2026+                 $ 1,997  $  1,937,412
NR                 Chevy Chase Trust, 5.619s, 2001         2,500     2,499,200
NR                 Merrill Lynch Mortgage
                     Investors, Inc.,
                     9.7s, 2008                              124       124,738
NR                 Merrill Lynch Mortgage
                     Investors, Inc., 10.25s, 2009+          261       260,976
NR                 Merrill Lynch Mortgage
                     Investors, Inc.,
                     8.3s, 2011                            1,679     1,705,482
NR                 Merrill Lynch Mortgage
                     Investors, Inc., 9s, 2011             1,014     1,035,761
NR                 Merrill Lynch Mortgage
                     Investors, Inc.,
                     10s, 2011                             1,469     1,550,211
NR                 Merrill Lynch Mortgage
                     Investors, 8.08s, 2022+               2,000     1,660,000
                                                                  ------------
                                                                  $ 10,773,780
------------------------------------------------------------------------------
                 Entertainment - 2.5%
BBB                News America Holdings,
                     Inc., 10.125s, 2012                 $ 6,825  $  7,921,982
BBB-               Time Warner, Inc., 7.95s, 2000          2,000     2,070,800
BBB-               Time Warner, Inc., 8.375s, 2023         6,650     6,774,488
                                                                  ------------
                                                                  $ 16,767,270
------------------------------------------------------------------------------
                 Financial Services - 6.9%
BB-                Aames Financial Corp.,
                     9.125s, 2003                        $ 1,750  $  1,771,875
BBB-               Advanta National Bank
                     Corp., 7.47s, 2001                    5,500     5,637,500
BBB                Alex Brown, Inc., 7.625s, 2005          2,925     2,995,902
BBB-               American Life Holdings
                     Co., 11.25s, 2004                     3,000     3,412,500
A                  Bear Stearns Cos., Inc.,
                     7.25s, 2006                           2,500     2,528,125
BBB-               Capital One Bank, 7.15s, 2006           4,000     4,067,880
BB+                Contifinancial Corp.,
                     8.375s, 2003                          2,000     2,010,000
NR                 First Merchant Acceptance
                     Corp., 9.5s, 2006                     1,500     1,500,000
NR                 First Nationwide Escrow,
                     10.625s, 2003##                       1,500     1,575,000
BB+                Hubco, Inc., 8.2s, 2006##               2,000     2,077,780
A                  Lehman Brothers Holdings,
                     7.125s, 2003                          3,000     3,013,620
A                  Lehman Brothers Holdings,
                     7.5s, 2026                            8,800     9,053,000
BB+                PennCorp Financial Group,
                     Inc., 9.25s, 2003                     2,380     2,487,100
BBB-               Standard Federal Bancorp,
                     7.75s, 2006                           4,465     4,622,748
                                                                  ------------
                                                                  $ 46,753,030
------------------------------------------------------------------------------
                 Food and Beverage Products - 3.6%
BB+                Great Atlantic & Pacific
                     Tea Co., Inc., 9.125s, 1998         $ 6,480  $  6,669,994
BBB                Nabisco, Inc., 7.55s, 2015              7,850     7,737,353
BBB-               RJR Nabisco, Inc., 8.75s, 2004          4,375     4,358,944
BBB-               RJR Nabisco, Inc., 8.75s, 2007          5,705     5,601,511
                                                                  ------------
                                                                  $ 24,367,802
------------------------------------------------------------------------------
                 Foreign - U.S. Dollar Denominated - 6.2%
BBB+               City of Naples, 7.52s, 2006           $ 2,485  $  2,573,541
BBB-               Financiara Ener Nacional-
                     Colombia, 6.625s, 1996##              3,040     3,040,000
BBB-               Financiara Ener Nacional- Colombia,
                     9.375s, 2006##                        6,150     6,334,500
BB+                Gulf Canada Resources
                     Ltd., 8.35s, 2006                     2,750     2,853,125
NR                 Hidroelectrica Alicura,
                     8.375s, 1999##                        4,325     4,206,063
NR                 Peoples Republic of China,
                     7.75s, 2006                           3,000     3,082,650
A+                 Petroliam Nasional Berhad,
                     7.625s, 2026##                        2,750     2,791,250
A+                 Province of Quebec, 6.5s, 2006          1,875     1,817,361
NR                 Republic of Argentina-
                     Global, 9.25s, 2001                   1,560     1,522,950
BBB-               Republic of Colombia,
                     8.75s, 1999                             110       114,675
BBB-               Republic of Colombia,
                     8.7s, 2016                            6,200     5,843,500
BB+                Republic of South Africa,
                     8.375s, 2006                          2,975     2,986,811
NR                 United Mexican States,
                     9.75s, 2001##                         2,500     2,502,000
BB                 United Mexican States,
                     11.375s, 2016                         2,500     2,493,750
                                                                  ------------
                                                                  $ 42,162,176
------------------------------------------------------------------------------
                 Forest and Paper Products - 3.1%
BBB-               Boise Cascade Corp.,
                     7.43s, 2005                         $ 5,000  $  5,031,250
NR                 Canadian Pacific Forest
                     Products, 9.25s, 2002                 6,730     7,237,846
BBB-               Georgia Pacific Corp.,
                     9.875s, 2021                          7,850     8,831,329
                                                                  ------------
                                                                  $ 21,100,425
------------------------------------------------------------------------------
                 Insurance - 6.4%
BBB                Arkwright CSN Trust, 9.625s, 2026##   $ 3,000  $  3,263,520
A                  Equitable Life Assurance,
                     6.95s, 2005                           3,323     3,293,226
A                  Equitable Life Assurance,
                     7.7s, 2015                            3,327     3,339,476
BBB+               Fairfax Financial Holdings
                     Ltd., 8.3s, 2026                      2,750     2,877,958
A+                 Liberty Mutual Insurance
                     Co., 8.2s, 2007##                    10,375    11,158,312
A+                 Liberty Mutual Insurance
                     Co., 7.875s, 2026##                   1,500     1,505,505
AA-                Metropolitan Life
                     Insurance Co., 7.7s, 2015##           3,000     3,035,880
A+                 Nationwide Mutual
                     Insurance Co., 7.5s, 2024##           6,440     6,125,342
AA                 New York Life Insurance
                     Co., 7.5s, 2023                       2,000     1,943,620
A+                 Travelers Group, Inc.,
                     7.875s, 2025                          6,540     6,854,574
                                                                  ------------
                                                                  $ 43,397,413
------------------------------------------------------------------------------
                 Lodging - 0.5%
BBB                RHG Financial Corp., 8.875s, 2005     $ 3,510  $  3,720,600
------------------------------------------------------------------------------
                 Machinery - 0.4%
BBB                Fisher Scientific
                     International, Inc.,
                     7.125s, 2005                        $ 3,000  $  2,962,350
------------------------------------------------------------------------------
                 Medical and Health Technology and Services - 0.8%
BB                 Tenet Healthcare Corp.,
                     8.625s, 2003                        $ 2,000  $  2,115,000
B+                 Tenet Healthcare Corp.,
                     10.125s, 2005                         2,740     3,007,150
                                                                  ------------
                                                                  $  5,122,150
------------------------------------------------------------------------------
                 Oils - 4.4%
BB-                Citgo Petroleum Corp.,
                     7.875s, 2006                        $ 1,500  $  1,535,235
BB+                Coastal Corp., 10.25s, 2004             3,835     4,575,423
BB+                Coastal Corp., 7.75s, 2035              2,675     2,661,625
BBB-               Mitchell Energy &
                     Development, 9.25s, 2002              1,365     1,467,498
BB                 Oryx Energy Co., 10s, 1999              5,225     5,572,306
BB                 Oryx Energy Co., 10s, 2001              3,000     3,298,950
BB                 Oryx Energy Co., 8s, 2003               2,250     2,287,913
BB                 Oryx Energy Co., 8.375s, 2004           5,200     5,415,280
BBB-               Tosco Corp., 7.625s, 2006               3,000     3,087,900
                                                                  ------------
                                                                  $ 29,902,130
------------------------------------------------------------------------------
                 Real Estate Investment Trust - 0.7%
BBB                Taubman Realty Group LP,
                     8s, 2001                            $ 4,500  $  4,740,345
------------------------------------------------------------------------------
                 Stores - 0.7%
A                  May Department Stores Co.,
                     7.45s, 2016                         $ 2,000  $  2,025,000
BBB                Price/Costco Inc., 7.125s, 2005         2,500     2,488,725
                                                                  ------------
                                                                  $  4,513,725
------------------------------------------------------------------------------
                 Telecommunications - 7.1%
BBB-               360 Communications Co.,
                     7.5s, 2006                          $ 1,000  $    990,850
NR                 American Portable Telecom,
                     Inc., 0s, 2006##                      6,775     2,994,550
BBB                Continental Cablevision,
                     Inc., 11s, 2007                      10,000    11,375,000
BB+                Lenfest Communications
                     Corp., 8.375s, 2005                   3,745     3,436,038
BB+                Rogers Cantel, Inc.,
                     9.75s, 2016                           3,000     2,970,000
BBB-               Tele-Communications, Inc.,
                     7.375s, 2000                          7,500     7,589,325
BBB-               Tele-Communications, Inc.,
                     7.38s, 2001                           2,750     2,787,208
BBB-               Tele-Communications, Inc.,
                     10.125s, 2022                         3,500     3,656,555
BBB-               Tele-Communications, Inc.,
                     7.875s, 2026                         10,830     9,098,391
BBB-               Total Access Communication
                     Public Co. Ltd., 8.375s, 2006##       3,000     2,993,190
                                                                  ------------
                                                                  $ 47,891,107
------------------------------------------------------------------------------
                 U.S. Government and Agency Obligations - 15.4%
GOV                Federal Home Loan Mortgage
                     Corporation, 9.5s, 2001             $     9  $      9,925
GOV                Federal Home Loan Mortgage
                     Corporation, 8.5s, 2025               5,651     5,858,081
GOV                Federal National Mortgage
                     Association, 9s, 2004                     3         2,723
GOV                Federal National Mortgage
                     Association, 7.5s, 2010 - 2011       12,069    12,257,912
GOV                Federal National Mortgage
                     Association, Stripped
                     Mortgage Backed
                     Security, 7s, 2023                    6,997     2,329,701
GOV                Government National
                     Mortgage Association,
                     7.5s, 2007 - 2011                     8,356     8,522,912
GOV                Government National
                     Mortgage Association,
                     8s, 2024 - 2026                      25,124    25,689,389
GOV                Government National
                     Mortgage Association,
                     13.25s, 2023                            686  $    779,254
GOV                U.S. Treasury Bonds, 12s, 2005         16,800    22,987,104
GOV                U.S. Treasury Bonds,
                     8.125s, 2019                          8,250     9,558,367
GOV                U.S. Treasury Bonds, 6s, 2026           4,985     4,547,267
GOV                U.S. Treasury Bonds,
                     6.75s, 2026                          11,750    11,889,472
                                                                  ------------
                                                                  $104,432,107
------------------------------------------------------------------------------
                 Utilities - Electric - 11.4%
BBB                Arkansas Power & Light
                     Co., 8.75s, 2026                    $   500  $    516,695
BB                 Central Maine Power Co.,
                     7.45s, 1999                           1,500     1,496,580
BB                 Cleveland Electric Co.,
                     8.68s, 2001                           3,500     3,617,460
BB-                El Paso Electric Co.,
                     8.9s, 2006                            3,750     3,867,188
BBB+               Empresa Electric Co.
                     (Pehuenche), 7.3s, 2003               2,385     2,425,378
BBB                Empresa Electric del
                     Norte, 7.75s, 2006##                  1,150     1,170,907
B+                 First PV Funding Corp.,
                     10.3s, 2014                           7,644     8,112,195
B+                 First PV Funding Corp.,
                     10.15s, 2016                          3,672     3,910,680
BB+                Long Island Lighting Co.,
                     7.5s, 2007                            3,500     3,269,595
BB+                Long Island Lighting Co.,
                     8.9s, 2019                            8,893     8,658,047
BB+                Long Island Lighting Co.,
                     9s, 2022                              5,900     5,894,572
BBB-               Long Island Lighting Co.,
                     9.625s, 2024                          6,000     6,075,000
BBB-               Louisiana Power & Light
                     Co., 10.67s, 2017                       490       524,427
BBB-               Louisiana Power & Light
                     Co., 10.67s, 2017                     1,450     1,551,819
BBB                Louisiana Power & Light
                     Co., 8.75s, 2026                        567       581,175
BB-                Midland Corp., 10.33s, 2002             2,832     2,994,561
BB                 Niagara Mohawk Power
                     Corp., 8s, 2004                       5,205     4,970,463
BBB-               Salton Sea Funding Corp.,
                     6.69s, 2000                           3,193     3,203,213
BBB-               Salton Sea Funding Corp.,
                     7.37s, 2005                           2,655     2,634,583
BBB-               Salton Sea Funding Corp.,
                     7.84s, 2010                           3,775     3,814,109
BBB-               Salton Sea Funding Corp.,
                     8.3s, 2011                            1,500     1,557,465
BBB-               System Energy Resources,
                     7.8s, 2000                            3,990     4,051,366
B+                 Texas & New Mexico Power
                     Co., 12.5s, 1999                      2,200     2,408,560
                                                                  ------------
                                                                  $ 77,306,038
------------------------------------------------------------------------------
                 Utilities - Gas - 2.2%
BBB-               ANR Pipeline, 9.625s, 2021            $ 2,500  $  3,042,800
BB-                California Energy Co., 0s
                     to 1997, 10.25s to 2004               3,100     3,177,500
BB+                Louis Dreyfus Natural Gas,
                     9.25s, 2004                           2,310     2,437,050
BBB+               NGC Corp., 6.75s, 2005                  1,500     1,481,400
BBB+               NGC Corp., 7.625s, 2026                 2,900     2,965,250
BBB                PanEnergy Corp., 7s, 2006               1,500     1,506,300
                                                                  ------------
                                                                  $ 14,610,300
------------------------------------------------------------------------------
                 Utilities - Telephone - 0.6%
AA                 GTE North Inc., 6.9s, 2008            $ 4,000  $  3,995,480
------------------------------------------------------------------------------
Total U.S. Bonds                                                  $600,265,727
------------------------------------------------------------------------------
               Foreign Bonds - 9.1%
                 Australia - 1.5%
AAA                Commonwealth of Australia,
                     8.75s, 2001               AUD        10,300  $  8,687,844
NR                 Commonwealth of Australia,
                     9.5s, 2003                            1,700     1,507,295
                                                                  ------------
                                                                  $ 10,195,139
------------------------------------------------------------------------------
                 Canada - 1.2%
AA+                Government of Canada,
                     7.5s, 2003                CAD         1,300  $  1,049,978
AA-                Province of Ontario,
                     7.5s, 2006                            9,000     7,153,038
                                                                  ------------
                                                                  $  8,203,016
------------------------------------------------------------------------------
                 Denmark - 1.4%
NR                 Kingdom of Denmark,
                     6s, 1999                  DKK         8,978  $  1,586,409
AA+                Kingdom of Denmark, 9s, 2000            8,580     1,660,332
AA+                Kingdom of Denmark, 8s, 2001           29,519     5,540,098
AA+                Kingdom of Denmark, 7s, 2007            4,361       746,048
                                                                  ------------
                                                                  $  9,532,887
------------------------------------------------------------------------------
                 Germany - 1.5%
NR                 Federal Republic of
                     Germany, 6.875s, 1999     DEM         3,920  $  2,746,324
NR                 Federal Republic of
                     Germany, 7.125s, 2002                 4,505     3,221,461
AAA                German Unity Fund, 8.75s, 2000          4,334     3,254,783
AAA                Treuhandanstalt
                     Obligationen, 6.375s, 1999            1,713     1,191,652
                                                                  ------------
                                                                  $ 10,414,220
------------------------------------------------------------------------------
                 Ireland - 0.7%
NR                 Government of Ireland,
                     6.25s, 1999               IEP           300  $    489,621
NR                 Government of Ireland,
                     8s, 2000                              2,615     4,514,782
                                                                  ------------
                                                                  $  5,004,403
------------------------------------------------------------------------------
                 Italy - 1.0%
AA                 Republic of Italy,
                     9.5s, 2001                ITL     7,340,000  $  5,198,925
AA                 Republic of Italy,
                     9.5s, 2006                        1,870,000     1,338,688
                                                                  ------------
                                                                  $  6,537,613
------------------------------------------------------------------------------
                 Spain - 0.8%
AA                 Kingdom of Spain,
                     8.3s, 1998                ESP       155,000  $  1,247,635
AA                 Kingdom of Spain,
                     8.4s, 2001                          314,040     2,582,297
AA                 Kingdom of Spain,
                     10.1s, 2001                         160,000     1,391,087
                                                                  ------------
                                                                  $  5,221,019
------------------------------------------------------------------------------
                 Sweden - 0.3%
AA+                Kingdom of Sweden,
                     10.25s, 2000              SEK        11,700  $  2,009,094
------------------------------------------------------------------------------
                 United Kingdom - 0.7%
NR                 United Kingdom Treasury,
                     9s, 2000                  GBP         1,250  $  2,151,941
NR                 United Kingdom Treasury,
                     9.75s, 2002                           1,250     2,257,399
                                                                  ------------
                                                                  $  4,409,340
------------------------------------------------------------------------------
Total Foreign Bonds                                               $ 61,526,731
------------------------------------------------------------------------------
Total Bonds                                                       $661,792,458
------------------------------------------------------------------------------
Preferred Stocks - 0.5%
------------------------------------------------------------------------------
S&P
Bond Rating
(Unaudited)    Issuer                                     Shares         Value
------------------------------------------------------------------------------
               Utilities - Electric
BB+                  Long Island Lighting
                     Co., 7.95s                          150,000  $  3,750,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $654,522,031)                 $665,542,458
Other Assets, Less Liabilities - 1.6%                               10,661,730
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $676,204,188
------------------------------------------------------------------------------
 + Restricted security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

  AUD  = Australian Dollars              GBP  = British Pounds
  CAD  = Canadian Dollars                IEP  = Irish Punt
  DEM  = Deutsche Marks                  ITL  = Italian Lire
  DKK  = Danish Kroner                   NZD  = New Zealand Dollar
  ESP  = Spanish Pesetas                 SEK  = Swedish Kronor

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
October 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $654,522,031)          $665,542,458
  Cash                                                                483,528
  Net receivable for foreign currency exchange contracts sold          11,938
  Net receivable for forward foreign currency
    exchange contracts purchased                                        4,201
  Receivable for daily variation margin on open futures
    contracts                                                          54,688
  Receivable for investments sold                                  37,772,789
  Receivable for Fund shares sold                                   2,473,880
  Interest and dividends receivable                                14,291,377
  Other assets                                                         24,658
                                                                 ------------
      Total assets                                               $720,659,517
                                                                 ------------
Liabilities:
  Payable for investments purchased                              $ 42,167,582
  Payable for Fund shares reacquired                                1,596,585
  Net payable for closed forward foreign currency exchange
    contracts                                                         251,537
  Payable to affiliates -
    Management fee                                                      7,356
    Shareholder servicing agent fee                                     2,961
    Distribution fee                                                  149,870
  Accrued expenses and other liabilities                              279,438
                                                                 ------------
      Total liabilities                                          $ 44,455,329
                                                                 ------------
Net assets                                                       $676,204,188
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $683,592,813
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                11,691,356
  Accumulated net realized loss on investments and
    foreign currency transactions                                 (18,764,856)
  Accumulated distributions in excess of  net investment
    income                                                           (315,125)
                                                                 ------------
      Total                                                      $676,204,188
                                                                 ============
Shares of beneficial interest outstanding                          51,346,377
                                                                 ============
Class A shares:
  Net asset value per share (net assets of
    $536,536,702 / 40,705,839 shares of beneficial
    interest outstanding)                                           $13.18
                                                                    ======
  Offering price per share (100 / 95.25)                            $13.84
                                                                    ======
Class B shares:
  Net asset value and offering price per share (net assets of
    $121,117,827 / 9,226,506 shares of beneficial interest
    outstanding)                                                    $13.13
                                                                    ======
Class C shares:
  Net asset value and offering price per share (net assets of
    $18,549,659 / 1,414,032 shares of beneficial interest
    outstanding)                                                    $13.12
                                                                    ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Six Months Ended October 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $27,125,774
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,339,593
    Trustees' compensation                                               27,369
    Shareholder servicing agent fee (Class A)                           390,852
    Shareholder servicing agent fee (Class B)                           124,520
    Shareholder servicing agent fee (Class C)                            13,012
    Distribution and service fee (Class A)                              773,389
    Distribution and service fee (Class B)                              563,276
    Distribution and service fee (Class C)                               84,216
    Custodian fee                                                       147,647
    Printing                                                             86,697
    Postage                                                              76,341
    Auditing fees                                                        31,206
    Legal fees                                                            3,479
    Miscellaneous                                                       310,397
                                                                    -----------
      Total expenses                                                $ 3,971,994
    Fees paid indirectly                                                (50,682)
                                                                    -----------
      Net expenses                                                  $ 3,921,312
                                                                    -----------
        Net investment income                                       $23,204,462
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(6,727,098)
    Foreign currency transactions                                      (218,704)
    Futures contracts                                                 1,156,426
                                                                    -----------
        Net realized loss on investments and foreign
          currency transactions                                     $(5,789,376)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $24,467,975
    Translation of assets and liabilities in foreign currencies        (342,953)
    Futures contracts                                                (1,049,251)
                                                                     -----------
        Net unrealized gain on investments and foreign
          currency translation                                      $23,075,771
                                                                    -----------
          Net realized and unrealized gain on investments and
            foreign currency                                        $17,286,395
                                                                    -----------
            Increase in net assets from operations                  $40,490,857
                                                                    ===========

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                             Six Months Ended        Year Ended
                                             October 31, 1996    April 30, 1996
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                          $ 23,204,462      $ 43,924,568
  Net realized gain (loss) on investments          (5,789,376)       19,192,453
  Net unrealized gain (loss) on investments        23,075,771       (15,177,127)
                                                 ------------      ------------
    Increase in net assets from operations       $ 40,490,857      $ 47,939,894
                                                 ------------      ------------
Distributions declared to shareholders -
  From net investment income (Class A)           $(19,032,088)     $(36,559,090)
  From net investment income (Class B)             (3,605,125)       (6,140,409)
  From net investment income (Class C)               (567,248)         (908,862)
  In excess of net investment income (Class A)        (70,677)          --
  In excess of net investment income (Class B)        (13,388)          (66,320)
  In excess of net investment income (Class C)         (2,107)          (26,175)
  From paid-in capital                                 --              (835,015)
                                                 ------------      ------------
      Total distributions declared to
        shareholders                             $(23,290,633)     $(44,535,871)
                                                 ------------      ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares               $153,825,382      $345,474,743
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                               16,149,771        30,698,182
  Cost of shares reacquired                      (146,106,987)     (305,118,806)
                                                 ------------      ------------
    Increase in net assets from Fund share
      transactions                               $ 23,868,166      $ 71,054,119
                                                 ------------      ------------
      Total increase in net assets               $ 41,068,390      $ 74,458,142
Net assets:
  At beginning of period                          635,135,798       560,677,656
                                                 ------------      ------------
  At end of period (including accumulated
    distributions in excess of net
    investment income of $315,125 and
    $228,954, respectively)                      $676,204,188      $635,135,798
                                                 ============      ============

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended          Year Ended April 30,
                                           October 31,          --------------------------------------------------------------
                                                  1996            1996            1995          1994         1993          1992
------------------------------------------------------------------------------------------------------------------------------
                                               Class A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $12.85         $12.71         $12.75        $14.39       $13.70        $13.25
                                                 ------         ------         ------        ------       ------        ------
Income from investment operations# -
  Net investment income(S)                       $ 0.47         $ 0.95         $ 0.98        $ 1.02       $ 1.04        $ 1.13
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                   0.33           0.15          (0.05)        (0.63)      0.74          0.45
                                                 ------         ------         ------        ------       ------        ------
      Total from investment operations           $ 0.80         $ 1.10         $ 0.93        $ 0.39       $ 1.78        $ 1.58
                                                 ------         ------         ------        ------       ------        ------
Less distributions declared to shareholders(++) -
  From net investment income                     $(0.47)        $(0.94)        $(0.89)       $(1.06)      $(1.04)       $(1.13)
  From net realized gain on investments and
    foreign currency transactions                   --             --             --          (0.80)       (0.05)          --
  In excess of net investment income                --             --             --          (0.02)         --            --
  In excess of net realized gain on investments
    and foreign currency transactions               --             --             --          (0.01)         --            --
  From paid-in capital                              --           (0.02)         (0.08)        (0.14)         --            --
                                                 ------         ------         ------        ------       ------        ------
      Total distributions declared to
        shareholders                             $(0.47)        $(0.96)        $(0.97)       $(2.03)      $(1.09)       $(1.13)
                                                 ------         ------         ------        ------       ------        ------
Net asset value - end of period                  $13.18         $12.85         $12.71        $12.75       $14.39        $13.70
                                                 ======         ======         ======        ======       ======        ======
Total return++                                    6.41%          8.67%          7.78%         2.12%       13.42%        12.39%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      1.05%          1.00%          1.00%         0.96%        0.88%         0.91%
  Net investment income                           7.18%          7.10%          7.91%         7.17%        7.82%         8.39%
Portfolio turnover                                 234%           377%           306%          410%         330%          243%
Net assets at end of period (000 omitted)      $536,537       $514,892       $477,056      $459,311     $490,417      $448,261

   # Per share data for the periods subsequent to April 30, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the period ended October 31, 1996, the per share distribution in excess of net investment income was $0.0017. (S)The distributor did not impose a portion of its distribution fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                           --             --          $ 0.97        $ 1.01          --            --
    Ratios (to average net assets):
      Expenses                                      --             --           1.10%         1.02%          --            --
      Net investment income                         --             --           7.81%         7.10%          --            --

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended April 30,
                                                            -------------------------------------------------------------
                                                              1991         1990           1989          1988         1987
-------------------------------------------------------------------------------------------------------------------------
                                                           Class A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $12.69       $12.80         $13.20        $14.04       $14.62
                                                            ------       ------         ------        ------       ------
Income from investment operations -
  Net investment income                                     $ 1.14       $ 1.20         $ 1.15        $ 1.16       $ 1.24
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions              0.59        (0.14)         (0.38)        (0.42)      (0.27)
                                                            ------       ------         ------        ------       ------
      Total from investment operations                      $ 1.73       $ 1.06         $ 0.77        $ 0.74       $ 0.97
                                                            ------       ------         ------        ------       ------
Less distributions declared to shareholders -
  From net investment income                                $(1.17)      $(1.17)        $(1.17)       $(1.15)      $(1.15)
  From net realized gain on investments and foreign
   currency transactions                                      --           --             --           (0.43)      (0.40)
                                                            ------       ------         ------        ------       ------
      Total distributions declared to shareholders          $(1.17)      $(1.17)        $(1.17)       $(1.58)      $(1.55)
                                                            ------       ------         ------        ------       ------
Net asset value - end of period                             $13.25       $12.69         $12.80        $13.20       $14.04
                                                            ======       ======         ======        ======       ======
Total return(++)                                            13.65%        7.69%          5.49%         5.18%       6.15%
Ratios (to average net assets)/Supplemental data:
  Expenses                                                   0.79%        0.75%          0.83%         0.76%       0.68%
  Net investment income                                      8.82%        9.10%          8.93%         8.85%       8.44%
Portfolio turnover                                            189%         186%           160%          287%       334%
Net assets at end of period (000 omitted)                 $315,722     $293,242       $299,485      $310,403       $318,329

(++) Total returns for Class A shares do not include the applicable sales charge (except for reinvestment dividends prior to
     March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended       Year Ended April 30,
                                                         October 31,      ------------------------------
                                                                1996        1996        1995       1994*
--------------------------------------------------------------------------------------------------------
                                                             Class B
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $12.79      $12.69      $12.73      $14.99
                                                              ------      ------      ------      ------
Income from investment operations# -
  Net investment income                                       $ 0.42      $ 0.85      $ 0.88      $ 0.56
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                            0.34        0.13       (0.05)      (1.30)
                                                              ------      ------      ------      ------
      Total from investment operations                        $ 0.76      $ 0.98      $ 0.83      $(0.74)
                                                              ------      ------      ------      ------
Less distributions declared to shareholders### -
  From net investment income                                  $(0.42)     $(0.85)     $(0.80)     $(0.59)
  From net realized gain on investments and foreign
   currency transactions                                         --          --          --         (0.80)
  In excess of net investment income                             --         (0.01)       --         (0.02)
  In excess of net realized gain on investments and
    foreign currency transactions                                --          --          --         (0.01)
  From paid-in capital                                           --         (0.02)      (0.07)      (0.10)
                                                              ------      ------      ------      ------
      Total distributions declared to shareholders            $(0.42)     $(0.88)     $(0.87)     $(1.52)
                                                              ------      ------      ------      ------
Net asset value - end of period                               $13.13      $12.79      $12.69      $12.73
                                                              ======      ======      ======      ======
Total return                                                   6.00%       7.90%       6.90%     (5.42)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   1.82%       1.81%       1.84%       1.83%+
  Net investment income                                        6.41%       6.29%       7.17%       6.39%+
Portfolio turnover                                              234%        377%        306%        410%
Net assets at end of period (000 omitted)                   $121,118    $102,914     $75,451     $33,413

  * For the period from the commencement of offering of Class B shares, September 7, 1993 to April 30, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to April 30, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### For the period ended October 31, 1996, the per share distribution in excess of net investment income was $0.0015.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                               Ended      Year Ended April 30,
                                                         October 31,      ------------------------------
                                                                1996        1996        1995      1994**
--------------------------------------------------------------------------------------------------------
                                                             Class C
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $12.79      $12.68      $12.72      $13.57
                                                              ------      ------      ------      ------
Income from investment operations# -
  Net investment income                                       $ 0.42      $ 0.85      $ 0.88      $ 0.29
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                           0.33        0.15       (0.05)      (0.90)
                                                              ------      ------      ------      ------
      Total from investment operations                        $ 0.75      $ 1.00      $ 0.83      $(0.61)
                                                              ------      ------      ------      ------
Less distributions declared to shareholders### -
  From net investment income                                  $(0.42)     $(0.85)     $(0.80)     $(0.22)
  In excess of net investment income                             --        (0.02)        --          --
  From paid-in capital                                           --        (0.02)      (0.07)      (0.02)
                                                              ------      ------      ------      ------
      Total distributions declared to shareholders            $(0.42)     $(0.89)     $(0.87)     $(0.24)
                                                              ------      ------      ------      ------
Net asset value - end of period                               $13.12      $12.79      $12.68      $12.72
                                                              ======      ======      ======      ======
Total return                                                   6.05%       7.90%       7.00%       4.57%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   1.74%       1.74%       1.75%       1.80%+
  Net investment income                                        6.51%       6.35%       7.17%       6.57%+
Portfolio turnover                                              234%        377%        306%        410%
Net assets at end of period (000 omitted)                    $18,550     $17,330      $8,171      $7,627

 ** For the period from the commencement of offering of Class C shares, January 3, 1994, to April 30, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to April 30, 1994 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### For the period ended October 31, 1996, the per share distribution in excess of net investment income was $0.0015.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Bond Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over- the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At April 30, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $9,844,270, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.20% of average daily net assets and 2.47% of investment income. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $9,539 for the period ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $66,234 for the period ended October 31, 1996 as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $147,926 for the period ended October 31, 1996. A portion of the 0.10% distribution fee equal to 0.05% is currently being paid by the Fund; payment of the remaining 0.05% will become payable on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended October 31, 1996 were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,442 and $307 for Class B and Class C shares, respectively, for the period ended October 31, 1996. Fees incurred under the distribution plans during the period ended October 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended October 31, 1996 were $11,654, $114,041, and $1,487 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
------------------------------------------------------------------------------
U.S. government securities                       $761,139,357  $755,605,514
                                                 ============  ============
Investments (non-U.S. government securities)     $756,343,981  $739,682,107
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $654,522,031
                                                               ============
Gross unrealized appreciation                                  $ 14,158,243
Gross unrealized depreciation                                    (3,137,816)
                                                               ------------
  Net unrealized appreciation                                  $ 11,020,427
                                                               ============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                   Six Months Ended              Year Ended
                   October 31, 1996              April 30, 1996
                   ---------------------------   ----------------------------
                        Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold          7,038,527   $  90,328,119     13,392,544    $177,853,643
Shares issued to
 shareholders in
 reinvestment of
 distributions       1,069,587      13,656,652      1,990,650      26,407,792
Shares reacquired   (7,469,916)    (95,917,490)   (12,850,236)   (170,615,920)
                    ----------   -------------   ------------   -------------
  Net increase         638,198   $   8,067,281      2,532,958    $ 33,645,515
                    ==========   =============   ============   =============

Class B Shares

                   Six Months Ended              Year Ended
                   October 31, 1996              April 30, 1996
                   ---------------------------   ----------------------------
                        Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold          4,550,177   $  58,111,150     10,686,248    $141,536,278
Shares issued to
 shareholders in
 reinvestment of
 distributions         169,402       2,181,344        278,128       3,686,196
Shares reacquired   (3,536,650)    (45,252,361)    (8,868,575)   (117,295,920)
                    ----------   -------------   ------------   -------------
  Net increase       1,182,929   $  15,040,133      2,095,801   $  27,926,554
                    ==========   =============   ============   =============
Class C Shares

                   Six Months Ended              Year Ended
                   October 31, 1996              April 30, 1996
                   ---------------------------   ----------------------------
                        Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold            421,910   $   5,386,113      1,964,041    $ 26,084,822
Shares issued to
 shareholders in
 reinvestment of

 distributions          24,528         311,775         45,429         604,194
Shares reacquired     (387,084)     (4,937,136)    (1,299,139)    (17,206,966)
                    ----------   -------------   ------------   -------------
  Net increase          59,354   $     760,752        710,331   $   9,482,050
                    ==========   =============   ============   =============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended October 31, 1996 was $3,378.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1996, is as follows:

Forward Foreign Currency Exchange Contracts

                                                                                       Net Unrealized
                                     Contracts to                          Contracts     Appreciation
          Settlement Date         Deliver/Receive    In Exchange for        at Value    (Depreciation)
----------------------------------------------------------------------------------------------------
Sales             2/20/97      AUD      5,884,888        $ 4,560,494     $ 4,645,288       $ (84,794)
       11/01/96 - 2/20/97      CAD     10,393,304          7,779,419       7,813,561         (34,142)
                 11/25/96      DEM      9,630,613          6,590,668       6,354,499         236,169
                  2/03/97      DKK     57,405,511         10,063,727       9,896,886         166,841
                 11/06/96      GBP      2,473,861          3,860,955       4,023,205        (162,250)
                  2/24/97      IEP      3,166,686          5,088,263       5,150,713         (62,450)
                 11/06/96      ITL  9,773,696,971          6,395,230       6,435,865         (40,635)
                  2/03/97      SEK     13,115,553          1,991,731       1,998,533          (6,802)
                                                         -----------     -----------       ---------
                                                         $46,330,487     $46,318,550       $  11,937
                                                         ===========     ===========       =========
Purchases        11/25/96      DEM      4,259,168        $ 2,810,219     $ 2,813,528       $   3,309
                  2/03/97      NLG        128,243             75,334          75,872             538
                 12/13/96      NZD         33,248             23,041          23,395             354
                                                         -----------     -----------       ---------
                                                         $ 2,908,594     $ 2,912,795       $   4,201
                                                         ===========     ===========       =========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $15,680 with Bankers Trust, a net payable of $22,383 with First Boston, a net receivable of $3,778 with Deutschebank, a net receivable of $51,711 with J.P. Morgan, a net payable of $313,299 with Merrill Lynch, and a net receivable of $12,976 with Swiss Bank Corp.

At October 31, 1996 the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                    Unrealized
Expiration            Contracts                   Position        Appreciation
------------------------------------------------------------------------------
December 1996         500 Treasury Notes          Long                $902,940

At October 31, 1996, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Fund owned the following restricted securities (constituting 0.57% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available in good faith by or at the direction of the Trustees.

                                 Date of
Description                  Acquisition    Par Amount         Cost        Value
--------------------------------------------------------------------------------
BCF LLC, 7.75s, 2026            10/10/96    $1,997,332   $1,911,821   $1,937,412
Merrill Lynch Mortgage
  Investors, Inc.,

  10.25s, 2009                   4/07/92       260,650      268,144      260,976
Merrill Lynch Mortgage
  Investors, Inc.,

  8.08s, 2022                    6/22/94     2,000,000    1,386,250    1,660,000
                                                                      ----------
                                                                      $3,858,388
                                                                      ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IX and Shareholders of MFS Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (one of the series constituting MFS Series Trust IX) as of October 31, 1996, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and the year ended April 30, 1996, and the financial highlights for the six months ended October 31, 1996 and for each of the years in the 10-year period ended April 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Fund at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 29, 1996


                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) BOND FUND
TRUSTEES                                    AUDITORS
A. Keith Brodkin* - Chairman and            Deloitte & Touche LLP
President
                                            INVESTOR INFORMATION
Richard B. Bailey* - Private Investor;      For MFS stock and bond market outlooks
Former Chairman and Director                call toll free: 1-800-637-4458
(until 1991), Massachusetts                 anytime from a touch-tone telephone
Financial Services Company; Director,       For information on MFS mutual funds
Cambridge Bancorp; Director,                call your financial adviser or, for
Cambridge Trust Company                     an information kit, call toll free:
                                            1-800-637-2929 any business day from
Peter G. Harwood  - Private Investor        9 a.m. to 5 p.m. Eastern time (or
                                            leave a message anytime).
J. Atwood Ives - Chairman and Chief
Executive Officer, Eastern Enterprises      INVESTOR SERVICE
                                            MFS Service Center, Inc.
Lawrence T. Perera - Partner,               P.O. Box 2281
Hemenway & Barnes                           Boston, MA 02107-9906

William J. Poorvu - Adjunct Professor,      For general information, call toll free:
Harvard University Graduate School of       1-800-225-2606 any business day from
Business Administration                     8 a.m. to 8 p.m. Eastern time.

Charles W. Schmidt - Private Investor       For service to speech- or hearing-
                                            impaired, call toll free: 1-800-637-
Arnold D. Scott* - Senior Executive         6576 any business day from 9 a.m. to
Vice President, Director and Secretary,     5 p.m. Eastern time.
Massachusetts Financial Services            (To use this service, your phone must
Company                                     be equipped with a Telecommunications
                                            Device for the Deaf.)
Jeffrey L. Shames* - President and
Director, Massachusetts Financial           For share prices, account balances,
Services Company                            and exchanges, call toll free: 1-800-MFS-TALK
                                            (1-800-637-8255) anytime from a touch-tone telephone.
Elaine R. Smith - Independent
Consultant                                  WORLD WIDE WEB
                                            www.mfs.com
David B. Stone - Chairman, North
American Management Corp.
(investment advisers)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741
                                             [DALBAR       For the third year in a row,
DISTRIBUTOR                                   LOGO]         MFS earned a #1 ranking in
MFS Fund Distributors, Inc.                 TOP RATED      DALBAR, Inc. Broker/Dealer
500 Boylston Street                          SERVICE      Survey, Main Office Operations
Boston, MA 02116-3741                                    Service Quality Category. The
                                            firm achieved a 3.48 overall score on a
PORTFOLIO MANAGER                           scale of 1 to 4 in the 1996 survey. A total
Geoffrey L. Kurinsky*                       of 110 firms responded, offering input on the
                                            quality of service they received from 29
TREASURER                                   mutual fund companies nationwide. The survey
W. Thomas London*                           contained questions about service quality in
                                            15 categories, including "knowledge of phone
ASSISTANT TREASURER                         service contacts," "accuracy of transaction
James O. Yost*                              processing," and "overall ease of doing
                                            business with the firm."
SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
Investors Bank & Trust